UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2022
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 9, 2022, Gates Industrial Corporation plc (the “Company”) held its 2022 annual general meeting of shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on and approved each of the resolutions presented in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2022. The final number of votes cast for and against, and the final number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders were as follows:
Resolution 1: To elect nine director nominees:

Nominee	For	Against	Abstain	Broker Non-Vote
James W. Ireland, III	272,573,456	2,064,238	5,408	9,716,698
Ivo Jurek	273,952,345	685,567	5,190	9,716,698
Julia C. Kahr	269,478,731	5,155,698	8,673	9,716,698
Terry Klebe	272,656,537	1,977,627	8,938	9,716,698
Stephanie K. Mains	273,940,577	693,854	8,671	9,716,698
Wilson S. Neely	272,570,455	2,067,238	5,409	9,716,698
Neil P. Simpkins	227,331,960	47,306,083	5,059	9,716,698
Alicia Tillman	273,054,375	1,580,553	8,174	9,716,698
Molly P. Zhang	273,059,200	1,571,264	12,638	9,716,698
Resolution 2: To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
228,299,913	46,327,180	16,009	9,716,698

Resolution 3: To approve, on an advisory basis, the Company’s directors’ remuneration report (excluding the directors’ remuneration policy) in accordance with the requirements of the United Kingdom (the “U.K.”) Companies Act 2006 (the “Companies Act”):

For	Against	Abstain	Broker Non-Vote
231,500,076	43,116,573	26,453	9,716,698

Resolution 4: To approve the directors’ remuneration policy in accordance with the requirements of the Companies Act:

For	Against	Abstain	Broker Non-Vote
212,624,490	61,987,159	31,453	9,716,698

Resolution 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Vote
284,143,925	207,302	8,573	0

Resolution 6: To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the Companies Act (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company’s shareholders):

For	Against	Abstain	Broker Non-Vote
284,144,069	206,558	9,173	0

Resolution 7: To authorize the Audit Committee of the board of directors of the Company to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Vote
284,198,996	145,176	15,628	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC (Registrant)
By:	/s/ Cristin C. Bracken
	Name:	Cristin C. Bracken
	Title:	Chief Legal Officer
Date: June 10, 2022